POWER OF ATTORNEY


	I, Peter William Anderson, Vice President - Global Supply Chain & Manufacturing
  of Cummins Inc. (the "Corporation"), hereby authorize and designate each of
Marya M. Rose, Mark J. Sifferlen, Marsha L. Hunt and Patrick J. Ward, my agent and attorney-in-fact, with full power of substitution, to:

	(1)	prepare and sign on my behalf any Form 3, Form 4 or Form 5 and any amendments thereto, under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") that are necessary or advisable for the undersigned to file under Section 16(a) and file the same with the Securities and Exchange Commission and each stock exchange on which the Corporation's stock is listed;

	(2)	prepare and sign on my behalf any Form 144 Notice, and any amendments thereto, pursuant to Rule 144 under the Securities Act of 1933 that is necessary or advisable for the undersigned to file pursuant to Rule 144 and file the same with the Securities and Exchange Commission; and

	(3)	do anything else which any of them in his or her discretion deems necessary or proper in connection with the foregoing.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact (or such attorney-in-fact's substitute or substitutes) shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is such attorney-in-fact's substitute or substitutes or the Corporation assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

	This power of attorney shall become effective as of the date hereof and shall remain in effect as long as I am subject to Section 16 with respect to the
Corporation, and shall not be affected by my subsequent disability or incompetence, unless otherwise revoked in writing by the undersigned.



		Signed:  /s/ Peter William Anderson